Exhibit 99.1

CVG

Commercial Vehicle Group, Inc.

INVESTOR PRESENTATION

December | 2013

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates, performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the company’s growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company’s ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the heavy-duty truck, construction, aftermarket, military, bus, agriculture and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company’s customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; (x) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; and (xi) various other risks as outlined under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for fiscal year ending December 31, 2012. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements Need to identify each forward-looking statement in the release.

COMMERCIAL VEHICLE GROUP. INC.

CVG PRODUCT MIX

SEATING

WIRE HARNESSES & PANEL ASSEMBLIES

TRIM

CAB STRUCTURES & PANELS

MIRRORS, WIPERS & CONTROLS

42%

21%

20%

10%

7%

CVG — an industry leader as a global supplier to the commercial vehicle industry.

Percentages shown based on 2012 Revenues

COMMERCIAL VEHICLE GROUP. INC.

CVG GLOBAL FOOTPRINT


IOWA
Wire Harness Assy
OHIO
R&D
Corporate HQ
Int | Ext Trim
Stampings
UNITED KINGDOM
Seat Manufacturing
OREGON
Int | Ext Trim
INDIANA
Wiper Systems
Motors
TENNESSEE
Seat Manufacturing
Northampton, UK
Liberec, CZ
Brandy's, CZ
L'Viv, UKR
New Albany, OH
Chillicothe, OH
Shadyside, OH
Tigard, OR
Michigan City, IN
Monona, IA
Edgewood, IA
Vonore, TN
Dublin, VA
Concord, NC
Kings Mountain, NC
Agua Prieta, MX
Saltillo, MX
Dalton, GA
Piedmont, AL
VIRGINIA
Interior Trim
CZECH REPUBLIC
Seat Manufacturing
Wire Harness Assy
UKRAINE
Seat Assy
CHINA
Seat Assembly
Wire Harness Assy
Beijing
Shanghai
Pune
Baska
Dharwad
MEXICO
Seat Assembly
Wire Harness Assy
GEORGIA
Trim Finishes
ALABAMA
Seat Manufacturing
NORTH CAROLINA
Stampings
Interior Trim
INDIA
Seat Assembly
AUSTRALIA
Seat Assembly
Seat Manufacturing
Mackay
Brisbane
Perth
Sydney
Melbourne

COMMERCIAL VEHICLE GROUP, INC.
4

UPDATE

New Management

Evaluated the Company and Business

Reorganized the Leadership Team

Identified Key Initiatives Going Forward

Moving from Evaluation to Execution

COMMERCIAL VEHICLE GROUP, INC.

ORGANIZATIONAL CHART

PRESIDENT & CEO

Rich Lavin

PRESIDENT CONSTRUCTION AG & MILITARY

Kevin Frailey

PRESIDENT TRUCK, BUS

Pat Miller

PRESIDENT AFTERMARKET & STRUCTURES

Timo Haatanen

CHIEF FINANCIAL OFFICER

Tim Trenary

CHIEF HR & PUBLIC RELATIONS OFFICER

Laura Macias

GENERAL COUNSEL

Brent Walters

MANAGING DIRECTOR EUROPEAN MARKETS

Open

MANAGING DIRECTOR ASIA PACIFIC MARKETS

Geoff Perich

CHIEF INFORMATION OFFICER

Bob Averitt

CHIEF TECHNOLOGY OFFICER

Paul Bennett

COMMERCIAL VEHICLE GROUP, INC.

OPPORTUNITIES AND INITIATIVES

North American Truck Market

Construction Equipment Growth — Globally

China/India Market Growth

New Product Development

Design to Value — Local Market Needs

Manufacturing Footprint

M & A Analysis

Organizational Audit — Costs and Excellence

COMMERCIAL VEHICLE GROUP, INC.

GROWTH OPPORTUNITIES

CONSTRUCTION*

(Build)

NORTH AMERICA

74,545 80,950 88,370

2013F 2014F 2015F

* Source: Millmark Q2 2013

CHINA

333,655 365,525 406,745

2013F 2014F 2015F

AGRICULTURE*

(Build)

NORTH AMERICA

97,605 108,860 118,030

2013F 2014F 2015F

* Source: Millmark Q2 2013

CHINA

589,595 626,915 669,715

2013F 2014F 2015F

Construction Market

North American Truck Market

Agricultural Market

TRUCK | CLASS 8*

(Build)

NORTH AMERICA

252,399 280,826 293,791

2013F 2014F 2015F

CHINA

772,199 927,567 979,000

2013F 2014F 2015F

* Source: Act Research - North America

COMMERCIAL VEHICLE GROUP, INC.

UPDATE

China represents an opportunity that is at least:

4X in Construction

6X in Agriculture

3+X in Truck

Compared to North America

CVG Commercial Vehicle Group, Inc.

COMMERCIAL VEHICLE GROUP, INC.

FINANCIAL

OVERVIEW

Tim Trenary

CVG

Commercial Vehicle Group, Inc.

AGRICULTURE

CONSTRUCTION

TRUCK

SCHOOL BUS

BUS

COMMERCIAL VEHICLE GROUP, INC.

FINANCIAL OVERVIEW

Sales / Operating Income Margin

(thousands)

2012

Operating Income Margin Sales

2013

250,000

200,000

150,000

100,000 50,000

$ 236,990

$ 242,745

Q1

Q2

$ 204,824

Q3

$ 173,357

Q4

$ 177,822

Q1

$ 198,909

Q2

$ 187,942

Q3

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

-2.0%

7.8% 7.8% 4.3% -1.3% -0.2% 1.1% -1.8%

Operating

Income

Margin

COMMERCIAL VEHICLE GROUP, INC.

CVG Commercial Vehicle Group, Inc.

FINANCIAL OVERVIEW

Address the Cost Structure

Manufacturing Capacity

Operational Excellence

SG&A

Enhance Margins

COMMERCIAL VEHICLE GROUP, INC.

CVG Commercial Vehicle Group, Inc.

FINANCIAL OVERVIEW

Scale / Leverage the Cost Structure Grow Organically / Diversify - Geography - End Markets - Customer Base - Products

Operating Leverage / Diminish Cyclicality

COMMERCIAL VEHICLE GROUP, INC.

CVG

Commercial Vehicle Group, Inc.

FINANCIAL OVERVIEW

Deploy Capital Manufacturing Footprint Facilities and Equipment Product Innovation

COMMERCIAL VEHICLE GROUP, INC.

CVG

Commercial Vehicle Group, Inc.

FINANCIAL OVERVIEW

Capital Structure Senior Notes

- $250M

- 7.875%

- Due April 2019

ABL

- $40M Commitment - Amended November 2013 - Expires Nov. 2018

Liquidity

Cash

- $75M (9/30/13)

ABL

- $35M Accordion - $30M Availability

$7.5M Block

$2.8M LOC’s

COMMERCIAL VEHICLE GROUP, INC.

CVG

Commercial Vehicle Group, Inc.

CVG

Commercial Vehicle Group, Inc.

AGRICULTURE

CONSTRUCTION

TRUCK SCHOOL BUS

BUS

QUESTIONS

Wrap-Up

COMMERCIAL VEHICLE GROUP, INC.